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                                                                      Exhibit 99

1. The undersigned are the Chief Executive Officer and the Chief Financial Officer of AmeriVest Properties Inc. This Certification is made pursuant to 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002). This Certification accompanies the Form 10-KSB of AmeriVest Properties Inc. for the year ended December 31, 2002.

2.   We certify that such Form 10-KSB fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of AmeriVest Properties Inc.

March 31, 2003

                                                 By: /s/ William T. Atkins
                                                    --------------------------
                                                         William T. Atkins
                                                         Chief Executive Officer

                                                 By: /s/ D. Scott Ikenberry
                                                    ----------------------------
                                                         D. Scott Ikenberry
                                                         Chief Financial Officer